UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2025

Central Index Key Number of the issuing entity: 0002091562

Morgan Stanley Bank of America Merrill Lynch Trust 2025-5C2

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0001089877

KeyBank National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-282944-03	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01.   Other Events.

On November 13, 2025 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the Morgan Stanley Bank of America Merrill Lynch Trust 2025-5C2, Commercial Mortgage Pass-Through Certificates, Series 2025-5C2 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class H-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are a pool of 36 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”).

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BofA Securities, Inc., KeyBanc Capital Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of October 28, 2025, between the Registrant, the Underwriters, as underwriters, and MSMCH, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BofA Securities, Inc., KeyBanc Capital Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of October 28, 2025, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $634,167,000, on November 13, 2025. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $4,882,956.86, were approximately $674,167,514 plus accrued interest from the cut-off date. Of the expenses paid by the Registrant, $100,000 were paid directly to affiliates of the Registrant, $50,000 were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $135,000 were expenses paid to or for the Underwriters and $4,597,956.86 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $100,471,352, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.

Further information regarding such sales and the Mortgage Loans was previously provided on the Registrant’s Current Report on Form 8-K, dated and filed on October 30, 2025 (including as to the price per class of Publicly Offered Certificates in the Underwriting Agreement attached as an exhibit thereto) and in the Prospectus, dated October 29, 2025 and filed with the Securities and Exchange Commission on October 30, 2025. The related registration statement (file no. 333-282944) was originally declared effective on January 3, 2025.

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In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Credit Risk Retention

The fair value of the portion of the Class H-RR certificates that constitutes an “eligible horizontal residual interest” under the credit risk retention rules (the “HRR Interest”) and that will be retained by the retaining sponsor (or its majority-owned affiliate) on the Closing Date is equal to approximately $4,973,610, representing approximately 0.6807% of the aggregate fair value of all ABS interests issued by the Issuing Entity (the “ABS Interests”). The aggregate fair value of all ABS Interests is approximately $730,614,780. The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for all certificates (other than the Class R certificates) issued by the Issuing Entity.

The retaining sponsor estimates that, if it had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of Regulation RR with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $36,530,739, representing 5.0% of the aggregate fair value, as of the Closing Date, of all ABS Interests.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated October 21, 2025 and filed with the Securities and Exchange Commission on October 21, 2025 under the heading “Credit Risk Retention” and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair values set forth above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	5.1	Legality Opinion of Sidley Austin LLP, dated November 13, 2025.
	8.1	Tax Opinion of Sidley Austin LLP, dated November 13, 2025 (included as part of Exhibit 5.1).
	23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By: /s/ Jane Lam
Name: Jane Lam
Title: President

Dated: November 13, 2025

MSBAM 2025-5C2 – Form 8-K